SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X     Definitive Proxy Statement
     Definitive Additional Materials
     Solicitation Material Pursuant to 240.14a-11(c) or 240.14a-12

                 Focus Trust, Inc.
               (Name of Registrant as Specified in Its
               Charter)


(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
     $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.
          1) Title of each class of securities to which transaction applies:

 ...............................................................
          2)  Aggregate number of securities to which
          transaction applies:

 ...............................................................
          3)  Per unit price or other underlying value of
          transaction computed pursuant to   Exchange Act
          Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 ...............................................................
          4)  Proposed maximum aggregate value of transaction:

 ...............................................................
          5)  Total fee paid:

 ...............................................................

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:
     4)   Date Filed:

    FOCUS TRUST, INC.
     IMPORTANT PROXY STATEMENT AND PROXY VOTE CARD

THEY CONCERN THE PENDING CHANGE OF INVESTMENT ADVISER
           FOR YOUR FOCUS TRUST, INC. FUND

       PLEASE REVIEW AND CAST YOUR VOTE TODAY!


Dear Shareholder:

     We are pleased to enclose a proxy statement and notice for the Special Meeting of Shareholders of your Fund to be held on June 27, 1997. Shareholders who cannot attend this meeting are strongly encouraged to vote by proxy.

     Your Board of Directors, Portfolio Manager, and Lloyd,
Leith & Sawin (the Focus Trust, Inc. registered investment adviser) have mutually agreed to appoint Focus Capital
Advisory, L.P.
as the next investment adviser for Focus Trust, Inc.

     Focus Capital Advisory, L.P. is a new investment advisory firm principally owned by Robert G. Hagstrom, Jr., Portfolio
Manager of Focus Trust, Inc.

     We have attached a Proxy Summary which will answer many of your questions regarding this change. It is important to note the portfolio management and fees of Focus Trust, Inc., will not be changed. The only effect to you as shareholders will be the appointment of a new investment advisory company for Focus Trust, Inc.

     IF YOU HOLD SHARES OF FOCUS TRUST, INC. IN MORE THAN ONE
ACCOUNT, YOU WILL RECEIVE A SEPARATE PROXY PACKAGE FOR EACH
ACCOUNT.  PLEASE SIGN AND RETURN EACH PROXY CARD FOR EACH OF
YOUR ACCOUNTS.

     Please vote by signing and returning the card marked with your decision in the enclosed postage paid return envelope as soon as possible.

     If you have any questions, please call the Client
Services Department at 1-800-665-2550. We appreciate your prompt attention.
     Sincerely,
     Robert G. Hagstrom, Jr.
     Chairman

                    PROXY SUMMARY


Q.   WHY IS A SHAREHOLDER VOTE NECESSARY?

A. The Investment Company Act of 1940, as amended (the "1940 Act") requires a shareholder vote on a new investment advisory agreement. Lloyd, Leith & Sawin is resigning as investment adviser to Focus Trust, Inc. thereby terminating the current investment advisory agreement.
     As a result, Focus Trust, Inc. must engage a new investment adviser and enter into a new investment advisory agreement. It is proposed that Focus Trust, Inc. engage Focus Capital Advisory, L.P. as the new investment adviser pursuant to a new investment advisory
     agreement.   (A copy of the proposed new investment
     advisory agreement is attached as Exhibit A to this proxy statement.)

Q.   WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, under the terms of the proposed new investment advisory agreement, the investment advisory fees paid by Focus Trust, Inc. will remain the same. The terms, conditions and fee of the new investment advisory agreement are identical to the existing investment advisory agreement except for the identity of the adviser.

Q.   WILL THE NEW INVESTMENT ADVISORY AGREEMENT AFFECT FOCUS
     TRUST, INC. OR ME AS A SHAREHOLDER?

A. No, Focus Trust, Inc. and your investment will not change. You will still own the same shares of Focus
     Trust, Inc. Robert G. Hagstrom, Jr. will continue to act as portfolio manager of the Focus Trust, Inc.

Q.   WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND
     THIS PROXY SOLICITATION?

A.   Focus Capital Advisory, L.P.,
     not Focus Trust, Inc., are paying all costs of the Fund's
     Special Meeting of Shareholders and proxy solicitation.

Q.   HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT
     I VOTE?

A. After careful consideration, the Board of Directors, including the independent members, recommend that you vote "FOR" the new investment advisory agreement on the enclosed proxy card.


         PLEASE VOTE THE ENCLOSED PROXY CARD.
               YOUR VOTE IS IMPORTANT.

                  Focus Trust, Inc.
                  230 Sugartown Road
            Wayne, Pennsylvania 19087-3029
                    (800) 665-2550



      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF
                  FOCUS TRUST, INC.
               To be held June 27, 1997




TO THE SHAREHOLDERS OF FOCUS TRUST, INC.:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of Focus Trust, Inc. (the "Fund"), will be held on June 27, 1997 at 10:00 a.m. Eastern time, at the offices of the Fund's administrator, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, for the purpose of considering and acting upon the following matters:

     1.   To consider a new investment advisory agreement
          (the "New Agreement") between the Fund and Focus
          Capital Advisory, L.P. (the "New Adviser"), P.O.
          Box 407, Wayne, Pennsylvania 19087. The terms, conditions and fee of the New Agreement are identical to the existing investment advisory agreement except for the identity of the adviser;
          and

     2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     Shareholders of record of the Fund at the close of business on April 1, 1997 are entitled to notice of, and to vote on, the proposals at the Meeting, or any adjournment thereof.

     Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

                  By Order of the Board of Directors


                  /s/ Robert G. Hagstrom, Jr.
May 28, 1997          Robert G. Hagstrom, Jr.
                      President




         PLEASE RETURN YOUR PROXY IMMEDIATELY

         PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors of Focus Trust, Inc. (the "Fund") for use at its
Special Meeting of Shareholders (the "Meeting") to be held on June 27, 1997, at 10:00 a.m. Eastern time at the offices of FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about May 28, 1997.

     All proxies solicited by the Board of Directors, which are properly executed and received by the Secretary prior to the Meeting will be voted at the Meeting, in accordance with the shareholders' instructions thereon. If no instruction is given on a proxy, it will be voted FOR the New Agreement unless authority to vote is withheld. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Fund or by voting at the Meeting.
In the absence of such direction, proxies will be voted in favor of the applicable proposal.

   The solicitation of proxies is being made primarily through mailing this Proxy Statement and the accompanying Proxy. Additional solicitations may be made by the officers or directors of the Fund or regular employees of the Adviser by mail, telephone, fax or telegraph, or in person. Such persons will receive no compensation for such solicitation. It is not anticipated that any solicitations will be made by specially engaged employees or paid proxy solicitors. The cost of the preparation of this Proxy Statement and Proxy and the costs of solicitation will be borne by the New Adviser.

   Shareholders of record of the Fund at the close of business on April 1, 1997 (the "Record Date") are entitled to notice of, and to vote on, the proposal at the Meeting and any adjournment thereof. At the close of business on April 1, 1997, there were 566,885 shares ("Shares") of the Fund outstanding, each Share being entitled to one vote and each fractional Share being entitled to a proportionate fractional vote.

   An affirmative vote of a majority of the Fund's aggregate outstanding Shares defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% of the Shares of the Fund present at the Meeting, if holders of more than 50% of the outstanding Shares are present in person or by proxy or (ii) more than 50% of the outstanding Shares of the Fund is necessary to approve the New Agreement (Proposal No. 1).

   One third of the Shares issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. If a quorum is not present or represented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as election inspectors for the Meeting.

   In the event that a quorum is present, but sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against any such adjournment in direct proportion to the proxies received for or against the proposed amendments.

   Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

   The Board of Directors knows of no business other than that specifically mentioned in the Notice of Special Meeting which will be presented for consideration at the Meeting. If any matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
   As of the Record Date, the officers and Directors of the Fund, together as a group, owned beneficially 12,184.038 shares (2.15 %) of the Fund. As of the Record Date, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Fund:

Name & Address                   Percentage of the Fund

George H. Nofer                            8.88%
Philadelphia, PA

Charles Schwab & Company, Inc.             7.77%
San Francisco, CA

   Audited financial statements of the Fund in the form of an Annual Report dated December 31, 1996, were mailed prior to this proxy mailing. The Annual Report is not to be regarded as proxy soliciting material. The Fund will furnish, without charge, a copy of the Fund's Annual Report to any shareholder who requests one. Shareholders may obtain the Annual Report by calling the Fund at (800) 665-2550.

                    PROPOSAL NO. 1

APPROVAL OF THE NEW AGREEMENT FOR THE FUND
General

   At the Meeting, shareholders will be asked to approve the New Agreement between the Fund and the New Adviser (Focus Capital Advisory, L.P.). Effective at the close of business on June 29, 1997, Lloyd Leith & Sawin, Inc. (the "Current Adviser") is resigning as the Fund's investment adviser, thereby terminating the current investment advisory agreement (the "Current Agreement"). Robert G. Hagstrom, Jr., a principal of the Current Adviser, and founder and portfolio manager of the Fund, established Focus Capital Advisory, L.P., a limited partnership, to provide investment advisory services to the Fund. There will be no changes in the portfolio management of the Fund or its fees.

   On May 27, 1997 the Directors, including a majority of the Directors deemed not "interested persons" as that term is defined in the 1940 Act ("Independent Directors"), met and unanimously approved the New Agreement pursuant to which the New Adviser will serve as the Fund's investment adviser. The Board of Directors determined that the New Agreement is in the best interests of the Fund and its shareholders. The factors considered by the Board of Directors in determining the reasonableness and fairness of the proposed New Agreement are described below under "Evaluation of the New Adviser and New Agreement by the Board of Directors." In the event the New Agreement is not approved by the shareholders of the Fund, the Directors of the Fund will consider what other action is appropriate based upon the best interests of the shareholders of the Fund.

Evaluation of the New Adviser and New Agreement by the Board of Directors

   The Board of Directors of the Fund met on May 27, 1997 to consider the New Agreement and its anticipated effects to the Fund. The proposal was considered by the full Board of Directors. After full consideration of the proposal, the Directors, including all of the Independent Directors, unanimously approved the New Agreement and voted to recommend the New Agreement to shareholders for their approval.

   At the meeting, the Board considered the effect of the resignation of the Current Adviser to the Fund and possible future arrangements, including: (i) engaging a new investment adviser pursuant to a new investment advisory agreement between a new investment adviser and the Fund; (ii) liquidating the Fund; or (iii) merging the Fund with another investment company. The Directors considered the alternative arrangements and after careful evaluation of all relevant factors the Board determined that it would be in the best interests of the Fund and its shareholders to enter into a new investment advisory agreement with a new investment adviser.

   In determining whether or not it was appropriate to approve the New Agreement and to recommend approval to shareholders, the Board considered written material and information presented orally at the Meeting by the New Adviser. The Board of Directors considered various factors, including the experience and financial viability of the New Adviser, the advantage of continuity of management and the nature and quality of the services to be provided. The Board evaluated the Fund's expenses compared to investment companies with similar investment objectives and asset size. The Directors have reviewed the terms of the New Agreement and determined there will be no changes in the advisory fee paid by the Fund, expense ratios, the Fund's investment objectives or policies or persons currently responsible for providing daily investment advice to the Fund.

   In considering approval of the New Agreement, the Board placed special emphasis on the fact that Mr. Robert Hagstrom, Jr. will continue as portfolio manager of the Fund if the New Agreement is approved. The Board took note of the fact that Mr. Hagstrom will be the controlling shareholder of the New Adviser and will retain the day-to-day investment responsibility for the Fund. The Board was informed by Mr. Hagstrom that he intends to continue, without interruption, the investment strategy referred to as "Focus Investing", on behalf of the Fund. The Board also took into consideration the fact that the New Adviser has voluntarily agreed to limit the Fund's total operating expenses to the same extent as the Current Adviser, for the Fund's current fiscal year.

   As a result of its careful consideration of each of the above-referenced factors, the Board of Directors concluded that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement would be in the best interests of the Fund and its shareholders.

   The following summary provides information about the Fund's Current Adviser, Current Agreement and the New Adviser and the terms and conditions of the proposed New Agreement.

Information Concerning the Fund's Current Adviser and Current
Agreement

   The Current Agreement between the Fund and the Current Adviser was initially approved by the Board of Directors of the Fund and by the initial shareholder of the Fund on March 31, 1995, and was most recently reapproved in its current form at a Board Meeting held on April 10, 1997. The Current Agreement will remain in effect until the close of business on June 29, 1997. The New Adviser has entered into an agreement with the Current Adviser pursuant to which the New Adviser will pay the Current Adviser an amount for the use of the Signature Mark "Focus Trust, Inc." The Current Adviser resigned as the Fund's investment adviser because it has determined that it will limit its investment advisory services to private clients only. The Current Adviser recommends that Focus Capital Advisory, L.P. assume the investment adviser position to the Fund.

   Pursuant to the terms and conditions of the Current Agreement, the Current Adviser invests the Fund's assets and provides advice on the buying and selling of the Fund's securities in accordance with the Fund's investment policies, limitations and restrictions. The Current Adviser also manages the business affairs of the Fund and supervises the overall daily operations of the Fund. In addition, the Current Adviser provides the Fund with administrative services and facilities.

   Pursuant to the Current Agreement, the Current Adviser is entitled to an annual fee, payable monthly, of 0.70% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1996, the Current Adviser was entitled to receive advisory fees of $216,602, of which it retained $43,364 and reimbursed the Fund $173,238.

Information Concerning the Fund's Proposed New Adviser and the
New Agreement

   If the New Agreement is approved Mr. Hagstrom would continue to serve as the Fund's portfolio manager and there would be no changes in the services provided. In addition, the terms of the Current Agreement and the New Agreement are identical except for the identity of the investment adviser. A copy of the New Agreement is attached to this Proxy Statement as Exhibit A.

   The New Adviser is a newly formed entity and does not perform advisory services for any other investment company. However, the New Adviser provides advisory services to individuals, trust accounts, individual retirement accounts, pension and profit sharing plans and currently has $15 million under management.  The New
Adviser was established by Robert G. Hagstrom, Jr., the Fund's
founder and portfolio manager.   Mr. Hagstrom serves as the
General Partner of the New Adviser. The following sets forth information with respect to Mr. Hagstrom's address and principal occupation.

   Robert G. Hagstrom, Jr., CFA, P.O. Box 407, Wayne, Pennsylvania 19087, will continue to be responsible for overseeing all of the investments made by the Fund. Mr. Hagstrom is President and Director of the Board of Directors of the Fund. Previously he was Principal with Lloyd, Leith & Sawin from 1992 through June,1997 and Vice President from 1991 to 1992. Prior thereto he was portfolio manager with First Fidelity Bank, Philadelphia, PA from 1989 through 1991 and investment broker for Legg Mason Wood Walker from 1984 through 1989. Mr. Hagstrom received his B.A. and M.A. from Villanova University. He is a member of the Association of Investment Management and Research and the Financial Analysts of Philadelphia. Mr. Hagstrom is a Chartered Financial Analyst and the author of the book entitled The Warren Buffett Way:
Investment Strategies of the World's Greatest Investor (John Wiley & Sons, November, 1994).

   Expenses paid by the Fund will remain the same under the
New Agreement. Expenses paid by the Fund are as follows: (1) the fees and expenses of the Fund's independent Directors; (2) the salaries and expenses of the Fund's officers or employees who are not affiliated with the New Adviser; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the U.S. Securities and Exchange Commission and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Fund's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Fund's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations. The New Adviser has voluntarily agreed to maintain the current operating expense limitation for the Fund which limits the Fund's total operating expenses on an annual basis to 2.00% of the Fund's average daily net assets.

   If approved by shareholders, the New Agreement will become effective June 30, 1997 and will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act, or by the Board of Directors and, in either event, by the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

Portfolio Allocation

   The New Agreement provides that decisions regarding the placement of portfolio brokerage will be made by the New Adviser. The New Adviser will select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained.

Information Concerning the Fund's Underwriter and
Administrator.

   FPS Broker Services, Inc. (formerly, Fund/Plan Broker Services, Inc.)(the "Underwriter" or "FPSB") is the underwriter and distributor of the Fund pursuant to an underwriting agreement dated April 4, 1995. The Underwriter is a Pennsylvania corporation formed on April 19, 1989, and is a broker-dealer registered with the U.S. Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. The Underwriter, located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, is a wholly-owned subsidiary of FPS Services, Inc. (the servicing agent, administrator, transfer agent and accounting/pricing agent for the Fund). FPS Services, Inc. is located at the same address as the Underwriter. At the present time, the Underwriter serves as distributor for seventeen other non-affiliated fund groups.

Recommendation:

   The Board of Directors recommends that you vote FOR approval of the New Agreement. Unless a contrary specification is made, any executed but unmarked proxies will be voted FOR this Proposal No. 1.

         SUBMISSION OF SHAREHOLDER PROPOSALS
   The Fund is not required, nor does it intend, to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such a meeting is called, should submit such proposal promptly.

Attachment A

            INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made this 30th day of June, 1997 by and between Focus Trust, Inc. (the "Corporation"), a Maryland corporation and Focus Capital Advisory, L.P. (the "Adviser"), a Pennsylvania limited partnership.
   1.   Duties of Adviser.  The Corporation hereby appoints
the Adviser to act as investment adviser to Focus Trust, Inc. for the period and on such terms set forth in this Agreement. The Corporation employs the Adviser to manage the investment and reinvestment of the assets of the Corporation, to determine in it discretion the assets to be held uninvested, to provide the Corporation with records concerning the Adviser's activities which the Corporation is required to maintain, and to render regular reports to the Corporation's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Corporation, and in compliance with the objectives, policies and limitations set forth in the Corporation's Prospectus and Statement of Additional Information then in effect. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.
   2.   Portfolio Transactions.  The Adviser shall provide
the Corporation with a trading department. The Adviser shall select the brokers or dealers that will execute the purchases and sales of securities for the Corporation and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Corporation are obtained. The Corporation will bear all expenses associated with its investment activities, including, without limitation, brokerage commissions and custody expenses. Subject to policies established by the Board of Directors of the Corporation and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Corporation or in respect of the Corporation, or be in breach of any obligation owing to the Corporation or in respect of the Corporation under this Agreement, or otherwise, solely by reason of its having caused the Corporation to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Corporation in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Corporation, as to which it exercises investment discretion. The Adviser will communicate on a quarterly to the officers and directors of the Corporation such information relating to Corporation transactions as they may reasonably request.
   3.   Compensation of the Adviser.  For the services to
be rendered by the Adviser as provided in Section 1 and 2 of this Agreement, the Corporation shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.70% of the Corporation's average daily net assets for the month. The net asset value shall be calculated in the manner as provided in the Corporation's Prospectus and Statement of Additional Information then in effect.
   In the event of termination of this Agreement, the fee provided in this Section 3 shall be paid on a pro rate basis, based on the number of days when this Agreement was in effect.
   4. Reports. The Corporation and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.
   5.   Status of Adviser.  The services of the Adviser to
the Corporation are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby.
   6. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Corporation, or to any shareholder of the Corporation, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Corporation.
   7.   Duration and Termination.  This Agreement shall
become effective on the date which the U.S. Securities and Exchange Commission declares effective, the Corporation's registration statement provided that first it is approved by the Board of Directors of the Corporation, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Corporation; and shall continue in effect for two years. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Corporation's Board of Directors or, (ii) by the vote of a majority of the outstanding voting securities of the Corporation; and in either event by a vote of a majority of those directors of the Corporation who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. This Agreement may be terminated by the Corporation at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the holders of a majority of the outstanding voting securities of the Corporation on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Corporation. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.
   As used in this Section 8, the terms "assignment" "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.
   8.   Name of Adviser.  The parties agree that the
Adviser has a proprietary interest in the name "Focus Trust, Inc." and the Corporation agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Corporation any reference to the name of the Adviser on the name "Focus Trust, Inc." promptly after receipt from the Adviser of a written request therefore.
   9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
   10.  Governing Law.  This agreement shall be governed by
and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.
   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date hereinabove set forth.

ATTEST:                     FOCUS TRUST, INC.


____________________________       _________________________________
                 , Secretary       Robert G. Hagstrom, Jr., President




ATTEST:                FOCUS CAPITAL ADVISORY, L.P.



__________________________   __________________________________
               , Secretary   Robert G. Hagstrom, Jr., General Partner
PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
PROXY
         OF FOCUS TRUST, INC.  (the "Fund")
SPECIAL MEETING JUNE 27, 1997 AT 10:00 A.M. EASTERN TIME

The undersigned hereby appoints Carolyn F. Mead, Esq. and Gretchen B. Zepernick, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of the FUND held of record by the undersigned on April 1, 1997, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Eastern time on June 27, 1997 at the offices of the Fund's administrator, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903.

1. APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE
   FUND AND FOCUS CAPITAL ADVISORY, L.P.
                                   FOR            AGAINST
ABSTAIN

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING, OR ANY ADJOURNMENT THEREOF.
                    FOR            AGAINST   ABSTAIN

       (Continued and to be signed on reverse.)

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
        IN THE POSTAGE-PAID ENVELOPE PROVIDED.


This Proxy is solicited on behalf of the Board of Directors and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of the Fund, will be cast for Proposal (1). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated May 28, 1997. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.




                                       Signature*

Dated:                                                 , 1997

* Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.



CHECK HERE   IF YOU PLAN TO ATTEND THE MEETING. (
PERSON(S) WILL ATTEND.)